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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  March 1, 2001


                                HotJobs.com, Ltd.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       Delaware                     0-26891                     13-3931821
       --------                     -------                     ----------
   (STATE OR OTHER              (COMMISSION FILE              (IRS EMPLOYER
   JURISDICTION OF                  NUMBER)                 IDENTIFICATION NO.)
   INCORPORATION)


               406 West 31st Street, 9th Floor, New York, NY 10001
              ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               Registrant's telephone number, including area code:
                                 (212) 699-5300


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ITEM 5.    OTHER EVENTS.

         Effective March 1, 2001, Dimitri J. Boylan, the Registrant's Chief Operating Officer and a Director, has been appointed as its acting President and Chief Executive Officer. Richard S. Johnson, the Registrant's former President and Chief Executive Officer, will remain Chairman of the Board of Directors. Further information is provided in the press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                  99.1     Press Release dated March 1, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated:  March 5, 2001                  HOTJOBS.COM, LTD.


                                            By:  /s/ LOWELL W. ROBINSON
                                                 ----------------------------
                                                 Lowell W. Robinson
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer


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                                INDEX TO EXHIBITS


   Exhibit
    Number                   Description
    ------                   -----------

    99.1        Press Release dated March 1, 2001.